Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended May 31, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$3,539,263
Unrealized Gain (Loss) on Market Value of Commodity Futures	(12,135,759)
Dividend Income	898,413
Interest Income	239,422
ETF Transaction Fees	700
Total Income (Loss)	$(7,457,961)

Expenses
Management Fees	$261,093
Professional Fees	37,388
Brokerage Commissions	15,495
Directors' Fees and Insurance	7,599
Total Expenses	$321,575
Net Income (Loss)	$(7,779,536)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 5/1/26	$378,899,982
Additions (50,000 Shares)	5,049,000
Withdrawals (50,000 Shares)	(4,928,617)
Net Income (Loss)	(7,779,536)

Net Asset Value End of Month	$371,240,829
Net Asset Value Per Share (3,800,000 Shares)	$97.69

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended May 31, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$2,178,787
Unrealized Gain (Loss) on Market Value of Commodity Futures	44,382,760
Dividend Income	1,774,281
Interest Income	516,237
ETF Transaction Fees	4,550
Total Income (Loss)	$48,856,615

Expenses
Management Fees	$422,970
Professional Fees	50,616
Brokerage Commissions	1,990
Directors' Fees and Insurance	13,123
Total Expenses	$488,699
Net Income (Loss)	$48,367,916

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 5/1/26	$700,526,921
Additions (2,250,000 Shares)	87,871,608
Withdrawals (650,000 Shares)	(24,702,265)
Net Income (Loss)	48,367,916

Net Asset Value End of Month	$812,064,180
Net Asset Value Per Share (20,900,000 Shares)	$ 38.8 5

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended May 31, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$5,718,050
Unrealized Gain (Loss) on Market Value of Commodity Futures	32,247,001
Dividend Income	2,672,694
Interest Income	755,659
ETF Transaction Fees	5,250
Total Income (Loss)	$41,398,654

Expenses
Management Fees	$684,063
Professional Fees	88,004
Brokerage Commissions	17,485
Directors' Fees and Insurance	20,722
Total Expenses	$810,274
Net Income (Loss)	$40,588,380

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 5/1/26	$1,079,426,903
Additions (2,300,000 Shares)	92,920,608
Withdrawals (700,000 Shares)	(29,630,882)
Net Income (Loss)	40,588,380

Net Asset Value End of Month	$1,183,305,009

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596